Discontinued Operations	12 Months Ended
Dec. 31, 2014
Discontinued Operations [Abstract]
Discontinued Operations
DISCONTINUED OPERATIONS
During the first quarter of 2015, the Company determined that its previously reported Thermal Systems segment met the criteria to be classified as a discontinued operation as a result of entering into a definitive agreement for the sale of substantially all of the assets and liabilities of the Company's wholly-owned Thermal Systems business and a commitment to a plan to dispose of the Company's interests in two joint ventures which were previously reported within the Thermal Systems segment. In February 2015, the Company entered into a definitive agreement for the sale of substantially all of the assets and liabilities of the Company's wholly-owned Thermal Systems business to MAHLE GmbH ("MAHLE") for approximately $727 million, subject to certain closing adjustments. The sale is expected to close in the third quarter of 2015, subject to customary regulatory and other approvals, and the Company expects to receive proceeds of approximately $670 million and to recognize an after-tax gain on the divestiture of over $300 million. The sale also includes the Company's thermal original equipment service business, the results of which were previously reported within the Powertrain Systems segment. In conjunction with the sale, Delphi and MAHLE also entered into a transition services agreement under which Delphi will provide certain administrative and other services, as well as a supply agreement under which Delphi will supply certain products, primarily for a period of up to eighteen months following the closing of the transaction.
Delphi and MAHLE also entered into a separate letter of intent regarding the sale of Delphi's 50 percent interest in its Shanghai Delphi Automotive Air Conditioning ("SDAAC") joint venture, subject to customary regulatory and other approvals. Proceeds from this sale will be in addition to the $727 million for the wholly-owned business. The financial results of SDAAC, which are consolidated by Delphi, were historically reported as part of the Thermal Systems segment. Additionally, Delphi determined that the Company's 50 percent interest in its Korea Delphi Automotive Systems Corporation ("KDAC") joint venture, which is accounted for under the equity method and was principally reported as part of the Thermal Systems segment, met the criteria to be classified as held for sale based on management's commitment to divest the Company's interest in KDAC to a separate buyer as part of the Company's overall Thermal Systems divestiture strategy.
As the divestiture of the Thermal Systems segment, including the Company's interests in SDAAC and KDAC and the thermal original equipment service business, represents a strategic shift that will have a major effect on the Company's operations and financial results, the assets and liabilities, operating results, and operating and investing cash flows for the former Thermal Systems segment are presented as discontinued operations separate from the Company’s continuing operations for all periods presented. Certain operations, primarily related to contract manufacturing services, which were previously included within the Thermal Systems reporting segment, were excluded from the scope of the planned divestiture, and are reported in continuing operations within the Electronics and Safety segment for all periods presented. No amounts for shared general and administrative operating expense or interest expense were allocated to discontinued operations. Delphi does not anticipate significant continuing involvement with the divested Thermal Systems business following the closing of the transactions.
The Company determined that the assets and liabilities of the Thermal Systems segment met the held for sale criteria in accordance with FASB ASC 205 as of March 31, 2015. The Company ceased recording depreciation of the held for sale assets in the first quarter of 2015. Assets and liabilities classified as held for sale were required to be recorded at the lower of carrying value or fair value less costs to sell. Accordingly, an after-tax impairment loss of $88 million (approximately $0.30 per diluted share) was recorded in Loss from discontinued operations during the three months ended March 31, 2015 based on the evaluation of the fair value of the Company's interest in KDAC in relation to its carrying value. As of March 31, 2015, the fair value of this interest was estimated to be approximately $32 million, determined primarily based on recent negotiations with a third party and based on a non-binding offer from that potential buyer.
The following table summarizes the carrying value of the major classes of assets and liabilities of discontinued operations, which were classified as held for sale as of March 31, 2015:

	December 31,
	2014	2013
	(in millions)
Cash and cash equivalents	$45	$52
Accounts receivable, net	228	208
Inventories, net	91	79
Other current assets	20	32
Total current assets of discontinued operations classified as held for sale	384	371

Property, net	322	286
Investments in affiliates	130	147
Intangible assets, net	18	25
Other long-term assets	41	37
Total long-term assets of discontinued operations classified as held for sale	511	495
Total assets of discontinued operations classified as held for sale	$895	$866

Accounts payable	$303	$279
Accrued liabilities	53	50
Total current liabilities of discontinued operations classified as held for sale	356	329

Other liabilities	35	40
Total long-term liabilities of discontinued operations classified as held for sale	35	40
Total liabilities of discontinued operations classified as held for sale	$391	$369

As of December 31, 2014 and December 31, 2013, there was $118 million and $116 million, respectively, of Noncontrolling interest attributable to the Company's partner in the SDAAC joint venture.
A reconciliation of the major classes of line items constituting pretax profit or loss of discontinued operations to income from discontinued operations, net of tax as presented in the consolidated statements of operations is as follows:

	Year Ended December 31,
	2014	2013	2012
	(in millions)
Net sales	$1,524	$1,412	$1,449
Cost of sales	1,379	1,293	1,295
Selling, general and administrative	45	47	52
Amortization	7	7	8
Restructuring	4	8	8
Other income and (expense) items that are not major, net	1	—	—
Income from discontinued operations before income taxes and equity income	90	57	86
Income tax expense on discontinued operations	(27)	(16)	(38)
Equity (loss) income from discontinued operations, net of tax	(3)	19	17
Income from discontinued operations, net of tax	60	60	65
Income from discontinued operations attributable to noncontrolling interests	18	18	15
Net income from discontinued operations attributable to Delphi	$42	$42	$50

Income from discontinued operations before income taxes attributable to Delphi was $65 million, $56 million and $85 million for the years ended December 31, 2014, 2013 and 2012, respectively, which includes $4 million, $2 million and $3 million respectively, of income tax expense attributable to noncontrolling interests.